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                                                                    EXHIBIT 23.2


                     [LETTERHEAD OF KPMG PEAT MARWICK LLP]


                         INDEPENDENT AUDITORS' CONSENT
                         -----------------------------


The Board of Directors
Norwest Corporation:

We consent to the use of our report dated January 16, 1997 incorporated herein by reference and to the reference to our firm under the heading "EXPERTS" in the prospectus.


                              /s/ KPMG Peat Marwick LLP


Minneapolis, Minnesota
July 22, 1997